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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  March 6, 1997
---------------------------------
(Date of earliest event reported)


                       Asset Securitization Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  33-49370-                   13-3672337
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      (State or Other            (Commission                (I.R.S. Employer
      Jurisdiction of            File Number)               Identification No.)
      Incorporation)



       Two World Financial Center, Building B, New York, New York 10281
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                     Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 667-9300





                            THIS DOCUMENT CONTAINS
                                EXACTLY 13 PAGES

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ITEM 5.   OTHER EVENTS.

                  Attached as Exhibit 1 to this Current Report are certain structural and collateral term sheets (the "Term Sheets") furnished to Asset Securitization Corporation (the "Registrant") by Nomura Securities International, Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1997-D4 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Class A-1A Certificates, Class A-1B Certificates, Class A-1C Certificates, Class A-1D Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-CS1 Certificates and Class A-CS2 Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99502) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

                  The Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Term Sheets.

                  Any statement or information contained in the Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 1.      Term Sheets.


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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             ASSET SECURITIZATION CORPORATION


                                             By:     /s/Perry Gershon
                                                -----------------------------
                                                        Perry Gershon
                                                        Vice President

Date: March 6, 1997





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                                 Exhibit Index
                                 -------------


                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.            Description
----------           ----------             -----------
1                    99                     Term Sheets







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